EXHIBIT 99.1

Camden Property Trust Announces Second Quarter 2007 Operating Results

    HOUSTON--(BUSINESS WIRE)--Aug. 2, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the second quarter of 2007 totaled $0.92 per diluted share or $57.8 million, as compared to $0.89 per diluted share or $53.4 million for the same period in 2006. FFO for the six months ended June 30, 2007 totaled $1.81 per diluted share or $113.7 million, as compared to $1.77 per diluted share or $105.2 million for the same period in 2006.

    Net Income ("EPS")

    The Company reported net income ("EPS") of $42.6 million or $0.71 per diluted share for the second quarter of 2007, as compared to $34.6 million or $0.61 per diluted share for the same period in 2006. EPS for the three months ended June 30, 2007 included a $0.52 per diluted share impact from gain on sale of discontinued operations, as compared to a $0.43 per diluted share impact from gain on sale of properties and discontinued operations for the same period in 2006.

    For the six months ended June 30, 2007, net income totaled $55.6 million or $0.93 per diluted share, as compared to $76.0 million or $1.36 per diluted share for the same period in 2006. EPS for the six months ended June 30, 2007 included a $0.52 per diluted share impact from gain on sale of discontinued operations. EPS for the six months ended June 30, 2006 included a $0.96 per diluted share impact from gain on sale of land, joint venture properties and discontinued operations.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 42,089 apartment homes included in consolidated same-property results, second quarter 2007 same-property net operating income ("NOI") growth was 5.9% compared to the second quarter of 2006, with revenues increasing 5.1% and expenses increasing 3.6%. On a sequential basis, second quarter 2007 same-property NOI increased 2.1% compared to first quarter 2007, with revenues increasing 1.6% and expenses increasing 0.6% compared to the prior quarter. On a year-to-date basis, 2007 same-property NOI increased 5.8%, with revenue growth of 5.1% and expense growth of 4.0% compared to the same period in 2006. Same-property physical occupancy levels for the combined portfolio averaged 94.8% during the second quarter of 2007, compared to 94.4% in the first quarter of 2007 and 95.7% in the second quarter of 2006.

    The Company defines same-property communities as communities owned by Camden and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    During the second quarter, lease-up was completed at Camden Clearbrook in Frederick, MD, a $46.0 million project that is currently 96% occupied and stabilized. As of June 30, 2007, Camden had four completed apartment communities in lease-up: Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 90% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 90% leased; Camden Old Creek in San Marcos, CA, a $98.0 million project that is currently 75% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 63% leased.

    The Company's current development pipeline under construction includes seven wholly-owned communities comprising 2,254 apartment homes with a total budgeted cost of $449.0 million. Camden also has five joint venture communities under development comprising 1,528 apartment homes with a total budgeted cost of $367.9 million.

    The Company's future development pipeline currently consists of 19 potential developments comprising 6,124 apartment homes and a total estimated cost of $1.5 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

    Acquisition/Disposition Activity

    During the second quarter, the Company acquired Camden South
Congress, a 253-home apartment community in Austin, TX for $42.8 million and Camden Royal Palms, a 352-home apartment community in Brandon, FL for $41.1 million.

    Camden disposed of three operating communities during the quarter which had been classified as held for sale: Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO. Gross sales proceeds from these three communities totaled $49.9 million.

    Properties and Land Held for Sale

    During the second quarter, Camden classified nine operating communities consisting of 2,515 apartment homes as held for sale:
Camden Glen, a 304-home apartment community in Greensboro, NC; Camden Wendover, a 216-home apartment community in Greensboro, NC; Camden Eastchase, a 220-home apartment community in Charlotte, NC; Camden Timber Creek, a 352-home apartment community in Charlotte, NC; Camden Ridge, a 208-home apartment community in Fort Worth, TX; Camden Terrace, a 340-home apartment community in Fort Worth, TX; Camden Ridgeview, a 167-home apartment community in Austin, TX; Camden Isles, a 484-home apartment community in Tampa, FL; and Camden Pinnacle, a 224-home apartment community in Denver, CO.

    The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end. No land sales are currently expected to close during 2007.

    Stock Repurchase

    During the quarter, Camden repurchased 459,000 common shares at an average price per share of $67.76, for a total of $31.1 million. Subsequent to quarter-end, the Company repurchased an additional 283,865 common shares at an average price per share of $66.56 for a total of $18.9 million. Camden currently has $200 million remaining under its stock repurchase program.

    Earnings Guidance

    Camden has updated earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. The Company reduced the top end of its guidance range for 2007 FFO by $0.20 per diluted share, reflecting current expectations that no land sales will occur during the remainder of 2007 ($0.16 per diluted share impact) and that 2007 same-property NOI will be slightly lower than originally projected ($0.04 per diluted share impact). Full-year 2007 FFO is now expected to be between $3.60 and $3.70 per diluted share, and full-year 2007 EPS is expected to be between $1.40 and $1.50 per diluted share. Third quarter 2007 earnings guidance is $0.89 to $0.93 per diluted share for FFO and $0.22 and $0.26 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's 2007 earnings guidance is based on projections of same-property NOI growth between 5.5% and 6.5%, revenue growth between 5.0% and 5.5% and expense growth between 3.5% and 4.0%. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, August 3, 2007 at 10:00 a.m. Central Time to review its second quarter results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0782 (domestic) or (201) 689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Second Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 186 properties containing 64,191 apartment homes across the United States. Upon completion of 12 properties under development, the Company's portfolio will increase to 67,973 apartment homes in 198 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.




CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------


(Unaudited)                    Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
OPERATING DATA                   2007      2006      2007      2006
------------------------------ ------------------- -------------------
Property revenues
Rental revenues                $135,343  $131,740  $268,495  $260,837
Other property revenues          16,218    12,905    30,872    24,959
                               ------------------- -------------------
   Total property revenues      151,561   144,645   299,367   285,796

Property expenses
Property operating and
 maintenance                     38,926    38,165    77,556    74,835
Real estate taxes                17,127    15,732    33,186    31,580
                               ------------------- -------------------
   Total property expenses       56,053    53,897   110,742   106,415

Non-property income
Fee and asset management          2,420     3,120     4,806     5,597
Interest and other income         1,810     3,611     3,372     4,364
Income on deferred
 compensation plans               4,835     2,331     7,141     2,381
                               ------------------- -------------------
   Total non-property income      9,065     9,062    15,319    12,342

Other expenses
Property management               4,800     4,966     9,528     9,192
Fee and asset management            811     3,238     2,431     4,604
General and administrative        7,912     8,036    15,966    15,450
Interest                         29,279    31,259    57,069    62,174
Depreciation and amortization    39,311    39,645    78,388    75,108
Amortization of deferred
 financing costs                    906       909     1,819     1,950
Expense on deferred
 compensation plans               4,835     2,331     7,141     2,381
                               ------------------- -------------------
   Total other expenses          87,854    90,384   172,342   170,859
                               ------------------- -------------------

Income from continuing
 operations before gain on
 sale of properties, equity in
 income of joint ventures,
 minority interests and income
 taxes                           16,719     9,426    31,602    20,864
Gain on sale of properties,
 including land                       -       810         -     1,309
Equity in income of joint
 ventures                           484       569     1,219     2,886
Minority interests
  Distributions on perpetual
   preferred units               (1,750)   (1,750)   (3,500)   (3,500)
  Income allocated to common
   units and other minority
   interests                     (1,343)     (959)   (2,130)   (2,074)
                               ------------------- -------------------
Income from continuing
 operations before income
 taxes                           14,110     8,096    27,191    19,485
  Income tax expense               (316)        -    (1,037)        -
  Income tax expense on sale
   of depreciable operating
   properties                         -         -    (1,184)        -
                               ------------------- -------------------
Income from continuing
 operations                      13,794     8,096    24,970    19,485
  Income from discontinued
   operations                     2,341     3,057     4,472     6,680
  Gain on sale of discontinued
   operations                    30,976    23,652    30,976    51,044
  Income from discontinued
   operations allocated to
   common units                  (4,519)     (223)   (4,789)   (1,184)
                               ------------------- -------------------
Net income                     $ 42,592  $ 34,582  $ 55,629  $ 76,025
                               =================== ===================

PER SHARE DATA
------------------------------
  Net income - basic           $   0.72  $   0.62  $   0.95  $   1.38
  Net income - diluted             0.71      0.61      0.93      1.36
  Income from continuing
   operations - basic              0.23      0.15      0.43      0.35
  Income from continuing
   operations - diluted            0.23      0.14      0.42      0.35

Weighted average number of
 common and common equivalent
 shares outstanding:
     Basic                       58,894    55,506    58,854    54,901
     Diluted                     59,929    56,683    59,961    56,083

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (a)              186       186       186       186
  Total operating apartment
   homes in operating
   properties (end of period)
   (a)                           64,191    63,737    64,191    63,737
  Total operating apartment
   homes (weighted average)      53,424    56,533    53,260    56,855
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)            50,221    51,327    49,937    51,130



(a) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.




CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------



(Unaudited)                    Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
FUNDS FROM OPERATIONS            2007      2006      2007      2006
------------------------------ ------------------- -------------------

  Net income                   $ 42,592  $ 34,582  $ 55,629  $ 76,025
  Real estate depreciation and
   amortization from
   continuing operations         38,618    38,982    76,980    73,791
  Real estate depreciation
   from discontinued
   operations                       786     1,597     2,030     3,533
  Adjustments for
   unconsolidated joint
   ventures                       1,225       764     2,311     1,545
  Income from continuing
   operations allocated to
   common units                   1,048       907     1,784     1,971
  Income from discontinued
   operations allocated to
   common units                   4,519       223     4,789     1,184
  Income tax expense on sale
   of depreciable operating
   properties                         -         -     1,184         -
  (Gain) on sale of
   discontinued operations      (30,976)  (23,652)  (30,976)  (51,044)
  (Gain) on sale of joint
   venture properties                 -         -         -    (1,763)
                               ------------------- -------------------
     Funds from operations -
      diluted                  $ 57,812  $ 53,403  $113,731  $105,242
                               =================== ===================

PER SHARE DATA
------------------------------
  Funds from operations -
   diluted                     $   0.92  $   0.89  $   1.81  $   1.77
  Cash distributions               0.69      0.66      1.38      1.32

Weighted average number of
 common and common equivalent
 shares outstanding:
     FFO - diluted               62,914    60,083    62,967    59,539

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (a)              186       186       186       186
  Total operating apartment
   homes in operating
   properties (end of period)
   (a)                           64,191    63,737    64,191    63,737
  Total operating apartment
   homes (weighted average)      53,424    56,533    53,260    56,855
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)            50,221    51,327    49,937    51,130



(a) Includes joint ventures and properties held for sale.



Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.




 CAMDEN                                                 BALANCE SHEETS
                                                        (In thousands)

----------------------------------------------------------------------


                 (Unaudited)                    Jun 30,     Mar 31,
                                                 2007        2007
                                              ------------------------
 ASSETS
 Real estate assets, at cost
   Land                                       $  713,084  $  703,850
   Buildings and improvements                  4,144,075   4,108,955
                                              ------------------------
                                               4,857,159   4,812,805
   Accumulated depreciation                     (788,318)   (799,624)
                                              ------------------------
     Net operating real estate assets          4,068,841   4,013,181
   Properties under development, including
    land                                         454,617     410,002
   Investments in joint ventures                  12,722       8,321
   Properties held for sale, including land       72,577      32,879
                                              ------------------------
     Total real estate assets                  4,608,757   4,464,383
 Accounts receivable - affiliates                 35,341      34,854
 Notes receivable
   Affiliates                                     45,560      43,507
   Other                                          11,565      11,565
 Other assets, net (a)                           136,524     118,329
 Cash and cash equivalents                         3,058       1,470
 Restricted cash                                  20,053       5,772
                                              ------------------------
     Total assets                             $4,860,858  $4,679,880
                                              ========================



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities
   Notes payable
     Unsecured                                $2,065,175  $1,897,865
     Secured                                     566,001     568,731
 Accounts payable and accrued expenses           128,892     110,486
 Accrued real estate taxes                        29,785      16,036
 Other liabilities (b)                           115,547     110,684
 Distributions payable                            44,982      45,137
                                              ------------------------
     Total liabilities                         2,950,382   2,748,939

 Commitments and contingencies

 Minority interests
   Perpetual preferred units                      97,925      97,925
   Common units                                  105,353     102,217
   Other minority interests                       10,916      10,335
                                              ------------------------
     Total minority interests                    214,194     210,477

 Shareholders' equity
   Common shares of beneficial interest              654         654
   Additional paid-in capital                  2,204,525   2,199,713
   Distributions in excess of net income        (241,711)   (243,786)
   Employee notes receivable                      (1,976)     (2,025)
   Treasury shares, at cost                     (265,210)   (234,092)
                                              ------------------------
     Total shareholders' equity                1,696,282   1,720,464
                                              ------------------------
     Total liabilities and shareholders'
      equity                                  $4,860,858  $4,679,880
                                              ========================



 (a) includes:
     net deferred charges of:                 $   11,565  $    9,724
     value of in place leases of:             $    1,091  $       61

 (b) includes:
     deferred revenues of:                    $    2,937  $    3,321
     above/below market leases of:            $       43  $        8
     distributions in excess of investments
      in joint ventures of:                   $   19,549  $   18,805


            (Unaudited)              Dec 31,     Sep 30,     Jun 30,
                                      2006        2006        2006
                                   -----------------------------------
 ASSETS
 Real estate assets, at cost
   Land                            $  693,312  $  683,645  $  697,690
   Buildings and improvements       4,036,286   3,988,031   4,074,737
                                   -----------------------------------
                                    4,729,598   4,671,676   4,772,427
   Accumulated depreciation          (762,011)   (725,790)   (786,208)
                                   -----------------------------------
     Net operating real estate
      assets                        3,967,587   3,945,886   3,986,219
   Properties under development,
    including land                    369,861     351,246     427,500
   Investments in joint ventures        9,245       8,266       8,270
   Properties held for sale,
    including land                     32,763      45,074      55,562
                                   -----------------------------------
     Total real estate assets       4,379,456   4,350,472   4,477,551
 Accounts receivable - affiliates      34,170      33,624      33,408
 Notes receivable
   Affiliates                          41,478      31,037      23,327
   Other                                3,855       3,855       9,211
 Other assets, net (a)                121,336     112,801     111,636
 Cash and cash equivalents              1,034       8,061      49,700
 Restricted cash                        4,721       5,541       5,194
                                   -----------------------------------
     Total assets                  $4,586,050  $4,545,391  $4,710,027
                                   ===================================



 LIABILITIES AND SHAREHOLDERS'
  EQUITY
 Liabilities
   Notes payable
     Unsecured                     $1,759,498  $1,693,106  $1,940,693
     Secured                          571,478     587,347     620,592
 Accounts payable and accrued
  expenses                            124,834     120,566     117,301
 Accrued real estate taxes             23,306      41,165      31,280
 Other liabilities (b)                105,999     101,332      99,460
 Distributions payable                 43,068      43,056      43,031
                                   -----------------------------------
     Total liabilities              2,628,183   2,586,572   2,852,357

 Commitments and contingencies

 Minority interests
   Perpetual preferred units           97,925      97,925      97,925
   Common units                       115,280     116,776     106,217
   Other minority interests            10,306      10,002      10,555
                                   -----------------------------------
     Total minority interests         223,511     224,703     214,697

 Shareholders' equity
   Common shares of beneficial
    interest                              650         650         649
   Additional paid-in capital       2,183,622   2,176,170   2,172,616
   Distributions in excess of net
    income                           (213,665)   (206,442)   (293,386)
   Employee notes receivable           (2,036)     (2,047)     (2,035)
   Treasury shares, at cost          (234,215)   (234,215)   (234,871)
                                   -----------------------------------
     Total shareholders' equity     1,734,356   1,734,116   1,642,973
                                   -----------------------------------
     Total liabilities and
      shareholders' equity         $4,586,050  $4,545,391  $4,710,027
                                   ===================================



 (a) includes:
     net deferred charges of:      $   10,295  $   11,155  $   13,120
     value of in place leases of:  $      242  $      452  $      431

 (b) includes:
     deferred revenues of:         $    3,875  $    5,256  $    4,408
     above/below market leases of: $       32  $       80  $       13
     distributions in excess of
      investments in joint
      ventures of:                 $   18,350  $   18,044  $   12,701


CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

----------------------------------------------------------------------


(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
-----------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                              Three Months Ended    Six Months Ended
                                  June 30,              June 30,
                             -------------------   -------------------
                               2007      2006        2007      2006
                             -------------------   -------------------
Net income                   $ 42,592  $ 34,582    $ 55,629  $ 76,025
Real estate depreciation and
 amortization from
 continuing operations         38,618    38,982      76,980    73,791
Real estate depreciation
 from discontinued
 operations                       786     1,597       2,030     3,533
Adjustments for
 unconsolidated joint
 ventures                       1,225       764       2,311     1,545
Income from continuing
 operations allocated to
 common units                   1,048       907       1,784     1,971
Income from discontinued
 operations allocated to
 common units                   4,519       223       4,789     1,184
Income tax expense on sale
 of depreciable operating
 properties                         -         -       1,184         -
(Gain) on sale of
 discontinued operations      (30,976)  (23,652)    (30,976)  (51,044)
(Gain) on sale of joint
 venture properties                 -         -           -    (1,763)
                             -------------------   -------------------
   Funds from operations -
    diluted                  $ 57,812  $ 53,403    $113,731  $105,242
                             ===================   ===================

Weighted average number of
 common and common
 equivalent shares
 outstanding:
   EPS diluted                 59,929    56,683      59,961    56,083
   FFO diluted                 62,914    60,083      62,967    59,539

 Net income per common share
  - diluted                  $   0.71  $   0.61    $   0.93  $   1.36
 FFO per common share -
  diluted                    $   0.92  $   0.89    $   1.81  $   1.77


Expected FFO
-------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                       3Q07 Range        2007 Range
                                       Low    High       Low    High
                                     ---------------   ---------------

Expected net income per share -
 diluted                             $ 0.22  $ 0.26    $ 1.40  $ 1.50
Expected difference between EPS and
 fully diluted FFO shares             (0.01)  (0.01)    (0.07)  (0.07)
Expected real estate depreciation      0.64    0.64      2.52    2.52
Expected adjustments for
 unconsolidated joint ventures         0.02    0.02      0.07    0.07
Expected income allocated to common
 units                                 0.02    0.02      0.15    0.15
Expected (gain) on sale of
 properties held in joint ventures     0.00    0.00      0.00    0.00
Expected (gain) on sale of
 properties and properties held for
 sale                                  0.00    0.00     (0.47)  (0.47)
                                     ---------------   ---------------
Expected FFO per share - diluted     $ 0.89  $ 0.93    $ 3.60  $ 3.70

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.



Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                              Three Months Ended    Six Months Ended
                                  June 30,              June 30,
                             -------------------   -------------------
                               2007      2006        2007      2006
                             -------------------   -------------------
Net income                   $ 42,592  $ 34,582    $ 55,629  $ 76,025
Fee and asset management       (2,420)   (3,120)     (4,806)   (5,597)
Interest and other income      (1,810)   (3,611)     (3,372)   (4,364)
Income on deferred
 compensation plans            (4,835)   (2,331)     (7,141)   (2,381)
Property management expense     4,800     4,966       9,528     9,192
Fee and asset management
 expense                          811     3,238       2,431     4,604
General and administrative
 expense                        7,912     8,036      15,966    15,450
Interest expense               29,279    31,259      57,069    62,174
Depreciation and
 amortization                  39,311    39,645      78,388    75,108
Amortization of deferred
 financing costs                  906       909       1,819     1,950
Expense on deferred
 compensation plans             4,835     2,331       7,141     2,381
Gain on sale of properties,
 including land                     -      (810)          -    (1,309)
Equity in income of joint
 ventures                        (484)     (569)     (1,219)   (2,886)
Distributions on perpetual
 preferred units                1,750     1,750       3,500     3,500
Income allocated to common
 units and other minority
 interests                      1,343       959       2,130     2,074
Income tax expense                316         -       1,037         -
Income tax expense on sale
 of depreciable operating
 properties                         -         -       1,184         -
Income from discontinued
 operations                    (2,341)   (3,057)     (4,472)   (6,680)
Gain on sale of discontinued
 operations                   (30,976)  (23,652)    (30,976)  (51,044)
Income from discontinued
 operations allocated to
 common units                   4,519       223       4,789     1,184
                             --------- ---------   --------- ---------
   Net Operating Income
    (NOI)                    $ 95,508  $ 90,748    $188,625  $179,381

"Same Property" Communities  $ 79,567  $ 75,122    $157,488  $148,902
Non-"Same Property"
 Communities                    7,404     4,291      15,339     9,156
Development and Lease-Up
 Communities                    2,327       734       4,104     1,045
Redevelopment Communities       5,558     5,803      10,477    10,749
Dispositions / Other              652     4,798       1,217     9,529
                             --------- ---------   --------- ---------
  Net Operating Income (NOI) $ 95,508  $ 90,748    $188,625  $179,381


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:


                              Three Months Ended    Six Months Ended
                                  June 30,              June 30,
                             -------------------   -------------------
                               2007      2006        2007      2006
                             -------------------   -------------------
Net income                   $ 42,592  $ 34,582    $ 55,629  $ 76,025
Interest expense               29,397    31,380      57,305    62,416
Amortization of deferred
 financing costs                  906       909       1,819     1,950
Depreciation and
 amortization                  39,311    39,645      78,388    75,108
Distributions on perpetual
 preferred units                1,750     1,750       3,500     3,500
Income allocated to common
 units and other minority
 interests                      1,343       959       2,130     2,074
Income tax expense                316         -       1,037         -
Income tax expense on sale
 of depreciable operating
 properties                         -         -       1,184         -
Real estate depreciation
 from discontinued
 operations                       786     1,597       2,030     3,533
Gain on sale of properties,
 including land                     -      (810)          -    (1,309)
Equity in income of joint
 ventures                        (484)     (569)     (1,219)   (2,886)
Gain on sale of discontinued
 operations                   (30,976)  (23,652)    (30,976)  (51,044)
Income from discontinued
 operations allocated to
 common units                   4,519       223       4,789     1,184
                             -------------------   -------------------
EBITDA                       $ 89,460  $ 86,014    $175,616  $170,551


    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549